Exhibit 10.1.55

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE
U.S. SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 8
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.,		5. PROJECT NO. (If applicable)
P00047		See Block 16C	[**Redacted**]
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. ATTN: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase:	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 .103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Option Exercise IAW Special Contract Requirement H.24 an Incremental Funding IAW Para B.10 & B.16
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to exercise Option 7 Contract Year 8 effective 01-September-2017 for contract line item (CLIN) 0701 Service Level Agreement for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), CLIN 0704 Value-Added Products and Services, CLIN 0705 Physical Media Delivery and CLIN 0706 Systems Engineering Services Support.  Additionally, this modification:

A.  Provides incremental funding in the amount [**Redacted**] under CLIN 0701, Service Level Agreement (information Sub-CLINs070101, 070102, 070103 and 070104).  CLIN 701 is funded through02-November 2017.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		2	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (1)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

B. Reallocates unused Value-Added Products And Services indefinite-quantity ordering CLIN coiling value from CLIN 0604 (Option 6 Contract Year 7) to CLIN 0704. (Reference NGA/DigitalGlobe emails of 06-July-2017.)

C.  Reallocates unused Physical Media Delivery indefinite quantity ordering CLIN ceiling value from CLIN 0605 (Option 6 Contract Year 7) to CLIN 0705. (Reference NGA/DigitalGlobe emails of

06-July-2017)

D. Rea11ocates unused System Engineering Services Support time and material CLIN ceiling value from CLIN 0606 (Option 6 Contract Year 7) to CLIN 0706. (Reference NGA/DigitalGlobe emails of

06-July-2017.)

Total funding obligated under the Contract increases by [**Redacted**].  from [**Redacted**] to [**Redacted**].

The total value of the Contract, including unexercised options , remains unchanged

These Options are exercised in accordance with the terms and conditions of the Contract. The performance period is extended through 31-August-2018. Accordingly, the contract is modified as follows:

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B .7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

a.  Under CLIN Series 0600, Contract Year 7:

(1)  Under CLIN 0604, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. funds obligated remain at [**Redacted**].

(2)  Under CLIN 0605, the Maximum Total Price is decreased by [**Redacted**] from[**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		3	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**] to [**Redacted**]. funds obligated remain unchanged at [**Redacted**].

(3)  Under CLIN 0606, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain unchanqed at [**Redacted**].

(4)  Under Subtotal Contract Year 7 the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain unchanged at [**Redacted**].

b. Under CLIN Series 0700, Contract Year 8:

(l)  Under CLIN 0701, The Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(2)  Under CLIN 0701J , the Maximum Total Price is increased by [**Redacted**]from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] as a result of the change to the Maximum Total Price.  Funds obligated remain at [**Redacted**].

(3)  Under CLIN 0705, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] as a result of the change to the Maximum Total Price. Funds obligated remain at [**Redacted**].

(4)  Under CLIN 0706, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] as a result of the change to the Maximum Total Price.

Funds Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		4	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Funds obligated remain at [**Redacted**].

(5) Under Subtotal Contract Year 8, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased to [**Redacted**]as a result of the combined changes to the Maximum Total Price and Obligated Amount.

c. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**]. from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G .6, Accounting and Appropriation Data, The table is revised to reflect the [**Redacted**] new obligation under CLIN 0701 Informational Sub-CLINs 070101, 070102, 070103 and 070104. Change page 34b is attached hereto.

Discount ·Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 Lo 08/31/2018

Change Item 0604 to read as follows (amount shown is the obligated amount):

0604

Commercial Satellite Imagery - Value-Added Products and Services. Obligated Amount: [**Redacted**]

Award Type: Indefinite-quantity

Min. Qty:  N/A Max. Quantity: N/A

Min. Amt:    [**Redacted**]

Max. Amount: [**Redacted**]

Minimum Guaranteed: N

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		5	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/3L/2017

Change Item 0605 to read as follows (amount shown is the obligated amount):

0605

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Indefinite-quantity

Min. Qty: N/A Max. Quantity: N/A

Min. Amt:  N/A Max. Amount: [**Redacted**]

Minimum Guaranteed: N

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 0606 to read as follows (amount shown

is the obligated amount):

[**Redacted**]
0606

Commercial Satellite Imagery- System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017 Change Item 0701 to read as follows (amount shown is the obligated amount):

[**Redacted**]
0701

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). $300,000,000.00 per year CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 00/31/2018

Add Item 070101 as follows:

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		6	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
070101

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, Charts & Globes

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070102 as follows:

[**Redacted**]
070102

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070103 as follows:

[**Redacted**]
070103

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070104 as follows:

[**Redacted**]
070104

Commercial Satellite Imagery - SLA ·funding

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		7	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0704

Change item 0704 to read as follows (amount. Shown is the obligated amount):

Commercial Satellite Imagery - Value-Added Products and Services.

Award Type: Indefinite-quantity

Min. Qty: N/A Max. Quantity: N/A

Min. Amt:    [**Redacted**]

[**Redacted**]

Minimum Guaranteed: N

Product/Service Code: 7640

Product/Service Descr3ption: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/20J7 to 08/31/2018

Change Item 0705 to read as follows (amount shown is the obligated amount):

[**Redacted**]
0705

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Indefinite-quantity

Min. Qty: N/A Max. Quantity: N/A

Min. Amt: N /A Max. Amount:    [**Redacted**]

Minimum Guaranteed: N

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 0706 to read as follows (amount shown is the obligated amount):

[**Redacted**]
0706

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

G-1 Accounting and Appropriation Data

[**Redacted**]

Continued...

[**Redacted**] Amount

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00047	PAGE	OF
		8	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	[**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] Total:				[**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00047

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00047

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
Total Contract Value with Options	$ 2,587,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph P.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$ 250,000,000.00
[**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$ 300,000,000.00

Contract Page 23 of 64
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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00047

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

Contract Page 34b of 64
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